UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 10, 2023 (August 4, 2023)

1847 Holdings LLC
(Exact name of registrant as specified in its charter)

Delaware	001-41368	38-3922937
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

590 Madison Avenue, 21st Floor, New York, NY	10022
(Address of principal executive offices)	(Zip Code)

(212) 417-9800
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares	EFSH	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.04 Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.

As previously disclosed, on February 3, 2023, 1847 Holdings LLC (the “Company”) issued a promissory note in the principal amount of $104,000 to Mast Hill Fund, L.P. (“Mast Hill”) and a promissory note in the principal amount of $500,000 to Leonite Fund I, LP (“Leonite”). These promissory notes (the “February 3 Notes”) are convertible into the Company’s common shares only upon an Event of Default (as defined in the February 3 Notes).

On August 4, 2023, the Company received notices (the “August 4 Notices”) from Mast Hill and Leonite that an Event of Default has occurred under the February 3 Notes for failure to make certain payments when due. Notwithstanding the foregoing, Mast Hill and Leonite agreed that they will not require any payments in cash for the over-due amounts or accelerate the payments due under the February 3 Notes for a period of 60 days. Since an Event of Default has occurred, Mast Hill and Leonite have the right to convert the February 3 Notes, including the over-due amounts, into common shares at their election.

As previously disclosed, on February 9, 2023, the Company issued a promissory note in the principal amount of $1,390,909 to Mast Hill and a promissory note in the principal amount of $1,166,667 to Leonite. These promissory notes (the “February 9 Notes”) are convertible into the Company’s common shares only upon an Event of Default (as defined in the February 9 Notes).

On August 9, 2023, the Company received notices (the “August 9 Notices”) from Mast Hill and Leonite that an Event of Default has occurred under the February 9 Notes for failure to make certain payments when due. Notwithstanding the foregoing, Mast Hill and Leonite agreed that they will not require any payments in cash for the over-due amounts or accelerate the payments due under the February 9 Notes for a period of 60 days. Since an Event of Default has occurred, Mast Hill and Leonite have the right to convert the February 9 Notes, including the over-due amounts, into common shares at their election.

As previously disclosed, on February 22, 2023, the Company issued a promissory note in the principal amount of $878,000 to Mast Hill (the “February 22 Note”). The February 22 Note is convertible into the Company’s common shares only upon an Event of Default (as defined in the February 22 Note).

On August 10, 2023, the Company received a notice (the “August 10 Notice”) from Mast Hill that an Event of Default has occurred under the February 22 Note for failure to make certain payments when due. Notwithstanding the foregoing, Mast Hill agreed that it will not require any payments in cash for the over-due amounts or accelerate the payments due under the February 22 Note for a period of 60 days from August 9, 2023. Since an Event of Default has occurred, Mast Hill has the right to convert the February 22 Note, including the over-due amounts, into common shares at its election.

The foregoing description of the August 4 Notices, the August 9 Notices and the August 10 Notice does not purport to be complete and is qualified in its entirety by reference to the full text of those documents filed as exhibits to this report, which are incorporated herein by reference.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 4, 2023, upon recommendation of the Nominating and Corporate Governance Committee, the Board of Directors of the Company (the “Board”) appointed Ms. Michele A. Chow-Tai to the Board to fill an existing vacancy. Ms. Chow-Tai was also appointed to the Audit Committee and the Nominating and Corporate Governance Committee. The Board determined that Ms. Chow-Tai is independent within the meaning of the rules of NYSE American. Below is certain biographical information regarding Ms. Chow-Tai.

Ms. Chow-Tai is an experienced professional in global banking and financial services with more than 32 years of industry expertise. For nearly seven years, she has been leading business development initiatives, fundraising, and acquisition strategies at Fairview Capital Partners, a private equity and venture capital firm, where she has been responsible for delivering a significant increase in the firm’s assets under management and has forged strong relationships with major institutional investors in the US and abroad. Prior to her work in private equity, Ms. Chow-Tai spent over two decades at leading global banks and financial services organizations, where she led multiple business initiatives, managed risk, and helped clients navigate the complexities of global markets. Ms. Chow-Tai served as Board Chair for the City University of New York - York College Foundation for 10 years. She is currently a Board Member of the National Association of Securities Professionals – New York Chapter, Board Member of the NASP-NY Foundation, and the Greater New Haven Chambers of Commerce. Ms. Chow-Tai also serves on the Advisory Board of LeaderXXchange, a purpose-driven organization that advises and promotes diversity and sustainability in governance, leadership, and investments. Ms. Chow-Tai holds a B.S. degree from the City University of New York – York College, holds credentials in business administration and finance and is currently pursuing a Juris Doctor degree from Mitchell Hamline School of Law.

Ms. Chow-Tai was appointed until her successor is duly elected and qualified. There are no arrangements or understandings between Ms. Chow-Tai and any other person pursuant to which she was selected as a director. There has been no transaction, nor is there any currently proposed transaction, between Ms. Chow-Tai and the Company that would require disclosure under Item 404(a) of Regulation S-K.

On August 4, 2023, the Company entered into an independent director agreement with Ms. Chow-Tai, in the Company’s standard form (the “Director Agreement”), pursuant to which she is entitled to an annual fee of $35,000 and an annual grant of $35,000 of restricted shares, restricted share units and/or share options, subject to Compensation Committee approval. The Company also agreed to reimburse Ms. Chow-Tai for pre-approved reasonable business expenses incurred in good faith in connection with the performance of her duties for the Company. Such compensation shall be subject to adjustment from time to time by the Board.

On August 4, 2023, the Company also entered into an indemnification agreement with Ms. Chow-Tai, in the Company’s standard form (the “Indemnification Agreement”), pursuant to which the Company agreed to indemnify Ms. Chow-Tai to the fullest extent permitted by law and agreed to advance all expenses incurred by or on behalf of Ms. Chow-Tai in connection with any proceeding within thirty (30) days after the receipt by the Company of a statement requesting such advance, whether prior to or after final disposition of such proceeding.

The foregoing summary of the terms and conditions of the Director Agreement and the Indemnification Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the form of Director Agreement and the form of Indemnification Agreement filed as exhibits to this report, which are incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibit
10.1	Promissory Note issued by 1847 Holdings LLC to Mast Hill Fund, L.P. on February 3, 2023 (incorporated by reference to Exhibit 10.4 to the Current Report on Form 8-K filed on February 9, 2023)
10.2	Promissory Note issued by 1847 Holdings LLC to Leonite Fund I, LP on February 3, 2023 (incorporated by reference to Exhibit 10.3 to the Current Report on Form 8-K filed on February 9, 2023)
10.3	Letter Agreement, dated August 4, 2023, between Mast Hill Fund, L.P. and 1847 Holdings LLC
10.4	Letter Agreement, dated August 4, 2023, between Leonite Fund I, LP and 1847 Holdings LLC
10.5	Promissory Note issued by 1847 Holdings LLC to Mast Hill Fund, L.P. on February 9, 2023 (incorporated by reference to Exhibit 10.16 to the Current Report on Form 8-K filed on February 13, 2023)
10.6	Promissory Note issued by 1847 Holdings LLC to Leonite Fund I, LP on February 9, 2023 (incorporated by reference to Exhibit 10.15 to the Current Report on Form 8-K filed on February 13, 2023)
10.7	Letter Agreement, dated August 9, 2023, between Mast Hill Fund, L.P. and 1847 Holdings LLC
10.8	Letter Agreement, dated August 9, 2023, between Leonite Fund I, LP and 1847 Holdings LLC
10.9	Promissory Note issued by 1847 Holdings LLC to Mast Hill Fund, L.P. on February 22, 2023 (incorporated by reference to Exhibit 10.2 to the Current Report on Form 8-K filed on February 28, 2023)
10.10	Letter Agreement, dated August 10, 2023, between Mast Hill Fund, L.P and 1847 Holdings LLC
10.11	Form of Independent Director Agreement between 1847 Holdings LLC and each independent director (incorporated by reference to Exhibit 10.31 to Amendment No. 1 to Registration Statement on Form S-1/A filed on January 31, 2022)
10.12	Form of Indemnification Agreement between 1847 Holdings LLC and each independent director (incorporated by reference to Exhibit 10.32 to Amendment No. 1 to Registration Statement on Form S-1/A filed on January 31, 2022)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 10, 2023	1847 HOLDINGS LLC

/s/ Ellery W. Roberts
	Name:	Ellery W. Roberts
	Title:	Chief Executive Officer

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